Q1  Letter to Shareholders May 7, 2026

2 Q1 Financial Highlights Gal Krubiner | Co-founder and CEO Our results this quarter demonstrate our resilient business model. Once again, Pagaya shows that profitability and disciplined risk management are not in tension — they are part of the same strategy. As we expand our partner network and deepen product adoption, we are building a durable, through-the-cycle business that will bridge Wall Street and Main Street for the long run. $2.6B Network volume of $2.6 billion compared to our outlook of $2.5 - $2.7 billion and grew 9% year-over-year and 23% ex-SFR, with a focus on prudent growth. $318M Total revenue & other income of $318 million compared to our outlook of $315 - $335 million and grew 10% year-over-year, driven by 130% growth in interest income. $121M Revenue from fees less production costs (“FRLPC”) of $121 million increased 5% year-over-year. FRLPC as a percentage of network volume (“FRLPC %”) declined 19bps year-over-year to 4.6%. $94M Adjusted EBITDA of $94 million compared to our outlook of $80 - $95 million and grew 18% year-over-year, well ahead of revenue and FRLPC growth, demonstrating continued strong operating leverage. Adjusted EBITDA margin rose more than 2 points to 30%. GAAP operating income was $80 million. $25M GAAP net income attributable to Pagaya shareholders of $25 million, an 8% margin, compared to our outlook of $15 - $35 million, up $17 million year-over-year driven by fee revenue growth and operating leverage. “

3 Delivered another quarter of profitability while maintaining a disciplined risk posture. We reported $25 million in GAAP net income while application- to-volume conversion fell below 1% driven by the proactive cuts we made last quarter and the continued underwriting of a higher quality borrower. Achieved a step-change in our ABS program with an inaugural AAA Fitch rating in Personal Loan. Our PAID resecuritization program now carries dual AAA ratings from KBRA and Fitch — enhancing secondary market liquidity and opening up additional pockets of institutional capital. This quarter we completed two resecuritization transactions totaling more than $800 million including our first in Auto, accelerating capital return through a repeatable capital markets mechanism. Continued operational execution with four partners onboarded year-to-date. We onboarded Upstart, GLS, Sezzle and Flex Pay, a Buy Now, Pay Later solution from Upgrade, bringing our total partners onboarded to five in the last 6 months. We have multiple additional partners in the queue, including regional banks, that we expect to complete this year. Growing adoption of new products and features validating Pagaya’s value proposition to lenders. This quarter we onboarded a top 5 partner to Experian Activate. Additionally, we saw a separate top 5 partner grow their Pagaya volumes by 37% after being onboarded to a leading affiliate marketplace and completed 12 Prescreen campaigns on behalf of our lending partners. Q1 Operating Highlights

4 Gal Krubiner Co-founder and CEO Dear Fellow Shareholders, Our first quarter results demonstrate the disciplined execution and fundamental resilience of the Pagaya business model. Despite a macro environment characterized by volatility, we remained focused on core business drivers, delivering another strong quarter with GAAP net income of $25 million and are increasing our full year GAAP net income guidance due to our accelerated momentum in our auto business. These results reflect a team executing a clear plan to drive sustained profitability through expanding our partner network and building differentiated products on a platform designed to perform through cycles. We see a resilient consumer, supported by a stable labor market and credit conditions. Our first quarter credit performance remains in line with expectations, bolstered by seasonal tax refund trends. However, we are not relying on these tailwinds to extend risk and we continue to maintain our selective posture. As a reminder, in the fourth quarter of 2025, we intentionally moderated origination volumes in select segments. We remain data-dependent and flexible, operating with the belief that a measured approach today secures our scale for tomorrow. Our funding strategy continues to demonstrate strength in our ability to attract capital, raising $2.1 billion this quarter, attracting five new investors into our deals, and expanding our investor base through our first-ever auto resecuritization. As part of that, we have reached an important milestone by launching our inaugural AAA Fitch-rated ABS deal, marking the first time we have added a major rating agency alongside Kroll. This expansion provides enhanced stability to our capital market presence and reinforces confidence in our asset performance. While private credit markets undergo a period of repricing, we have strategically leaned into the public ABS markets. It is this same focused execution that continues to drive our B2B business and enterprise growth forward. • We onboarded a record four new partners, and are making progress with regional banks in the pipeline, which is further testament to the progression of our platform. • Our auto business reached record performance, with volumes hitting all-time highs. Auto has become a structural growth engine for Pagaya, enhanced by product enhancements and network pricing efficiency. • Our PL business offered expanded platform capabilities with the addition of Experian Activate and continue to operate across the significant affiliate marketplaces in consumer lending to broaden the reach of our partners. • POS continues to mature with two additional partners onboarded. With Pagaya’s longer-term, larger-ticket lending capabilities, our partners can deliver a complete lending solution to enterprise merchants — creating meaningful differentiation within their verticals. We have built a business that operates through volatility with clarity and purpose. As we approach our 10-year anniversary, we are reminded that the companies that endure are those that build through the cycle. We are capital disciplined, and by proving our model yet again, we are separating Pagaya as the preferred technology partner for every major consumer lender in the U.S. Thank you for your continued confidence in our team and our mission.

We continue to stay focused on driving GAAP Net Income by diversifying across partners, products, and acquisition channels. As we expand to the top of the origination funnel with our products, we are becoming deeply embedded with our lending partners — strengthening the foundation for durable, bottom-line growth. When we provided outlook for 2026, we emphasized that disciplined risk management is essential for sustaining GAAP net income growth, which drove our decision to reduce our marginal risk exposure late last quarter. While consumer behavior is currently in line with expectations, we continue to closely monitor performance. Our growth levers are durable as they are driven by the combination of existing and new partners without expanding our credit box. We are focused on execution as we are driving adoption of our products across partners and onboarding new partners to the network. Our relevance for lending partners remains high: banks continue to solve for non-interest income growth and maximizing customer lifetime value while fintechs are focused on maximizing their return on acquisition spend - and this is exactly what Pagaya enables for its lending partners. Sanjiv Das Co-founder and President 5 Update on our Operating Business Our product suite is robust and market tested. Product expansion is driving our growth in 2026, whereas new partners are setting the stage for growth in the back half of 2026 and beyond. We are building a sustainable platform for long- term growth with a unique data advantage as well as underwriting and funding excellence as fundamentals. The sections below will provide more details on our recent accomplishments as we continue to execute on our profitable growth plans, and what we are on track to executing in the next few quarters. New Partners We continue to work through our onboarding pipeline that we announced end of last year, which represents a healthy mix of banks, Fintechs and auto players. Year-to-date, we completed the onboarding of four partners: Global Lending Services or GLS, Upstart, Sezzle, and Flex Pay, a Buy Now, Pay Later solution from Upgrade. While early, these new partners are showing healthy progression in their respective ramps. Additionally, we are in the process of onboarding regional banks that we expect to announce soon. Our onboarding process is industrial grade of all new partners: it includes pre-built integrations with all of our products which significantly accelerates scaling.

6 Existing Partners We are continuing to expand our existing partner relationships by rolling out new products. Our products have proven value for partners, and now we are in execution mode: building a multi- product enterprise that is increasingly embedded into our partners’ businesses and loan origination funnels through products such as our Affiliate Optimizer Engine and Direct Marketing Engine. We are evolving from a single product, single channel company into a multi-product, multi- channel platform across the entire cycle of our lenders underwriting process. Our largest lending partners continue to move through the Pagaya lifecycle by adopting more products, which leads to more volume and revenue for both partners and Pagaya. As discussed in the previous shareholder letters, partners who adopt our products see material growth in the partnership. For example, we increased volume with one of our partners by 37% in Q1 2026 compared to the same period a year ago by onboarding them on a leading affiliate marketplace, highlighting value-add on the affiliate channels. We continue to deepen our affiliate ecosystem, most notably through our strategic integration with Experian Activate. This partnership allows our Personal Loan partners to tap directly into Experian’s high-intent marketplace, fueling a mutual increase in volume and profitability. Pagaya’s Platform: Deep embeddedness in partner origination flow leads to accelerated growth for partners Visibility into the entire partner loan lifecycle All acquisition channels across 3 asset classes Deep embeddedness into lending partners’ infrastructure: Multiproduct relationships with leading partners Lending funnel Acquisition channels Asset classes Application Verification Activation Funding Servicing Organic Leads (website, branch etc.) Affiliates Leads from ~10 major affiliate marketplaces Personal Loans Auto Loans Point of Sale Loans Pagaya’s products Decline Monetization Direct Marketing Engine Affiliate Optimizer Engine Other Product Initiatives Pagaya’s deep embeddedness in partner flow unlocks volume, revenue and customer retention for our lending partners

Following the successful launch of a top-five partner this quarter, we have a robust pipeline of major lenders scheduled for onboarding throughout the remainder of the year. Looking at our Direct Marketing Engine, we continue to onboard more partners to the Prescreen solution across Email and Direct Mail. So far, we have completed 12 campaigns with 5 partners, allowing us additional insights to further enhance our response models to drive higher efficiency. Turning to our asset classes, we are increasingly operating a diversified platform across Personal Loan, Auto and Point-of-Sale (POS). We are rebalancing our products and channels with more stable and scalable economics. We continue to optimize our existing flow across channels through pricing and activation tests across asset classes and channels. Personal Loans remains our flagship asset class and represented 63% of total production this quarter, driven by Affiliate Optimizer Engine in the near term and Direct Marketing Engine longer term. Auto continues to demonstrate significant growth and strong profitability supported by tax season tailwinds. Strong momentum in Auto is driven by our extensive ongoing engagement with lending partners that allowed us to unlock access to additional high-quality flow sources. In parallel, we continue to optimize dealer experience by refining our offers and pricing. As a result, our volumes are not only growing but are also shifting towards tiers that have lower risk. In fact, our Auto volumes currently stand at a record high annualized run rate of $2.3B – significantly increasing compared to 1Q’25. 7 Growing Auto network volumes annual run-rate as of 1Q’26 $2.3B Auto: In Point-of-Sale, we are diversifying across lending partners. We just onboarded two new partners - Flex Pay (a Buy Now, Pay Later solution from Upgrade) and Sezzle. Pagaya brings longer- term, larger-ticket lending capability to our partners. Together, we can pursue enterprise merchants with a full lending solution that further differentiates the partner within their verticals. Funding and financing remains robust across asset classes. This quarter we closed four ABS transactions and $2.1 billion in funding across our PAID and RPM shelves despite the increased market volatility. Our foundation remains strong as we continue to build a resilient B2B2C business. Our continued diversification across partners and products drives the value of our platform: we have unique access to data and insights that provide us with an unparalleled vantage point and allow us to stay nimble. As we continue to maintain positive GAAP Net income and Cash flow, we are strengthening the fundamentals for our long-term.

8 Evangelos Perros Chief Financial Officer First Quarter Results We delivered our fifth consecutive quarter of GAAP net income, generating $25 million while maintaining our disciplined approach to risk. Our results continue to strengthen the durability of our model—balancing credit risk, growth, and operating efficiency. We continue to focus on disciplined risk management and we remain cautious given the broader macroeconomic environment and elevated cost of capital. For the first quarter of 2026, we reported revenue of $318 million, FRLPC of $121 million, and adjusted EBITDA of $94 million. NETWORK VOLUME & REVENUE Network volume grew 9% year-over-year to $2.6 billion driven by strength across all asset classes - and partially offset by zero volume in SFR. Excluding SFR, volume grew 23% year-over-year. Application- to-volume conversion fell below 1% reflecting our deliberate shift toward higher-quality borrowers and tighter underwriting standards. Revenue and other income grew 10% year-over- year to $318 million. Revenue from fees grew 6% to $299 million, supported by higher volume and partially offset by lower FRLPC % rate. Interest and investment income almost doubled in the period, as a result of our continued growth in our investments. FRLPC grew 5% year-over-year in the first quarter to $121 million. As previously communicated, FRLPC as a % of network volume (“FRLPC %”) contracted by 19 basis points year-over-year to 4.6% driven by tighter pricing in our funding reflecting higher cost of capital, and changes in asset class mix. PROFITABILITY & OPERATING EFFICIENCY Adjusted EBITDA increased by 18%, or by $15 million, to $94 million with a margin of 29.6%, up 2 points year-over-year. Core operating expenses remained well controlled, flat sequentially and $3 million higher vs. same quarter last year. As a percentage of FRLPC, Core Opex was 39% broadly in line with prior year. Operating leverage continues to drive high flow-through of incremental fees to our bottom- line supported by our inherent structure and disciplined expense management. First quarter incremental net income margin exceeded 100% of year-over-year FRLPC growth. Operating income was $80 million in the quarter, up 68% year-over-year. We reported $25 million of GAAP net income in the first quarter, up $17 million compared to 1Q’25. This was driven primarily by 6% growth in fee revenue and interest income alongside lower levels of operating expenses and interest expense. This equated to a 8% margin, compared to 3% in the year-ago quarter.

9 CREDIT PERFORMANCE Credit performance remains in line with underwriting expectations across all verticals. Performance for 2025 vintages reflects a more normalized production and approximately 200 bps improvement in investors’ cost of capital versus 2024. Compared to other historical vintages, personal loans cumulative net losses (“CNLs”) for quarterly vintages from 4Q’24 through 3Q’25 are trending approximately 30 - 35% lower than historically peak levels in the fourth quarter of 2021 at month-on-book (“MOB”) 5 - 14. Similarly for auto loans, CNLs across the same vintages are trending approximately 40% - 60% below comparable 2022 periods at MOB 5 - 14. For POS as well, credit trends remain stable and in line with expectations. Auto CNLs vs comparable 2022 peak period Personal Loan CNLs vs 4Q’21 peak (59%) MOB 14 11 8 5 MOB 14 11 8 5 (64%) (60%) (42%) (30%) (29%) (34%) (36%) 4Q’24 1Q’25 2Q’25 3Q’25 4Q’24 1Q’25 2Q’25 3Q’25

10 Funding & Capital Markets Demand for our production remains strong. During the first quarter, we issued $2.1 billion through our ABS program across 4 transactions, marketed to our network of more than 160 institutional funding partners. We achieved a key milestone with our first AAA rating from Fitch on our personal loan resecuritization shelf, and successfully executed our first auto resecuritization. These transactions further validate the strength of our platform. Resecuritization has become an increasingly important component of our capital markets strategy and a source of cash. It provides two key benefits: • Lower cost of capital through refinancing seasoned assets with more predictable credit performance • A repeatable mechanism to generate cash and value through return of capital from prior vintages As we have stated before, funding diversification is a priority and we are able to pivot between different funding channels - prefunding ABS, revolving ABS, whole loan sale and other funding structures. We continue to broaden our funding network to maintain this flexibility. Increasingly diversified across funding sources giving flexibility in volatile environment (Based on funding issuance) FY2024 FY2025 1Q’2026 Prefunding ABS Forward Flow Other (e.g. Pass Throughs)Revolver ABS

11 Last 12 Months (“LTM”) Capital Efficiency Total Investments in Loans & Securities as % of Network Volume ABS Risk Retention & Other Resecuritization Risk Retention Balance sheet The quality and mix of investments on our balance sheet over the past twelve months continues to improve, providing us additional access to liquidity and flexibility. As of March 31, 2026, our balance sheet consisted primarily of $318 million in cash and cash equivalents and $941 million of Investments in Loans and Securities. During the quarter, we fully drew down on our Revolver as a precaution against the worsening geopolitical and macro backdrop, and we paid it back in full in late April. Approximately 35% of Investments in Loans and Securities represent investments in bonds from our sponsored ABS transactions. During the first quarter, the fair value of the overall investment portfolio and allowances, prior to new additions, was adjusted downward by $21 million compared to $50 million in the prior quarter. We also added $13 million of new investments in loans & securities, net of paydowns from prior investments. In February, we also repurchased $7 million of our corporate notes, consistent with our stated objective of opportunistic capital deployment. In April, we repurchased another $4 million. 3.5% 1.7% 2.0% 7.2% -1.0% -2.2% -1.3% 2.7% 0.5% Additional Investments (ABS Bonds) Total Gross Investments in Loans & Securities Prefunding Release Resecuritization Cash Release Other LTM Total Investments in Loans & Securities, Net of Return of Capital 1Q26 Total Investments in Loans & Securities, Net of Return of Capital LTM 1Q’26 Note: excludes SFR volume; sale of certificate presented net

2026 Financial Outlook

Our second quarter and updated full-year 2026 outlook reflects the momentum in our business balanced with being cautious in the near term given persistent uncertainty.

We expect network volume growth to continue, driven by deeper engagement with existing partners - particularly in Auto - contributions from new partners, and new product initiatives. FRLPC % is expected to be between 4.0% and 5.0% for the year. For purposes of our outlook, we assume cost of capital remains at the levels we currently see in the market, which is elevated relative to last year.

We believe our consistent profitability, disciplined risk management, and diversified funding strategy position us well to navigate the current environment while continuing to build a durable, next-generation financial platform.

	2Q26	FY26
Network Volume	$2,875 - $3,075M	$11,450 - $13,000M
Total Revenue & Other Income	$345 - $365M	$1,400 - $1,575M
Adjusted EBITDA	$100 - $115M	$420 - 460M
GAAP Net Income	$25 - $45M	$110 - $160M

12

13 Conference Call and Webcast Information The Company will hold a webcast and conference call today, May 7, 2026, at 8:30 a.m. Eastern Time. A live webcast of the call will be available via the Investor Relations section of the Company’s website at investor.pagaya.com. To listen to the live webcast, please go to the site at least five minutes prior to the scheduled start time in order to register, download and install any necessary audio software. Shortly before the call, the accompanying materials will be made available on the Company’s website. Shortly after the call, a replay of the webcast will be available for 90 days on the Company’s website. The conference call can also be accessed by dialing 1-833-316-2483 or 1-785-838-9284. The telephone replay can be accessed by dialing 1-844- 512-2921 or 1-412-317-6671 and providing the conference ID# 11161536. The telephone replay will be available starting shortly after the call until Thursday, May 21, 2026. A replay will also be available on the Investor Relations website following the call. About Pagaya Technologies Pagaya (NASDAQ: PGY) is a global technology company making life-changing financial products and services available to more people nationwide, as it reshapes the financial services ecosystem. By using machine learning, a vast data network and an AI-driven approach, Pagaya provides comprehensive consumer credit and residential real estate solutions for its partners, their customers, and investors. Its proprietary API and capital solutions integrate into its network of partners to deliver seamless user experiences and greater access to the mainstream economy. Pagaya has offices in New York and Tel Aviv. For more information, visit pagaya.com. INVESTORS & ANALYSTS Craig Smyth Investor Relations ir@pagaya.com MEDIA & PRESS Emily Scheer Public Relations press@pagaya.com

14 This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “continue,” “can,” “could,” “estimate,” “expect,” “intend,” “may,” “opportunity,” “future,” “strategy,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. All statements other than statements of historical fact are forward-looking statements, including statements regarding: the Company’s strategy and future operations, including expanding its partner network and deepening product adoption; the strength of our operating model; navigating the current macro environment; building a durable, through- the-cycle business for the long-term; the Company’s plans to onboard additional partners in 2026; our proactive risk management strategy; our funding strategy and attracting new capital; leveraging public ABS markets in the near- term; growth in 2026 driven by product expansion and new partners; drawing on and repaying our revolving credit facility; expected management transitions; and the Company’s financial outlook for Network Volume, Total Revenue and Other Income, Adjusted EBITDA, and GAAP Net Income in the second quarter and for the full year 2026, and for FRLPC as a % of Network Volume for the full year 2026. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and assumptions include factors relating to: our rapid growth and our ability to effectively manage our growth and maintain profitability; adverse global economic conditions and other catastrophic events; adverse developments impacting the banking and financial services industries, consumer credit activity, and the availability of equity and debt financing; our reliance on services provided by third-party vendors; our dependence on our AI technology; our reliance on a limited number of partners which presents concentration risk for Network Volume and Revenue; retaining and attracting new partners by improving our platform and offering new and relevant products; our ability to raise capital from investors; developing and maintaining robust and diverse funding sources; the competitive nature of our industry; changes to our accounting policies or financial reporting standards; maintaining our brand image and reputation; managing risks related to fraudulent activity; our reliance on key employees including our founders; effectively managing conflicts of interest related to our financing vehicles; legal proceedings, investigations, or claims; maintaining adequate insurance coverage; the effectiveness of our risk management processes; realizing the intended benefits of any strategic transactions; the regulation of AI technologies by the FTC, CFPB, and other governmental agencies; enforcing our intellectual property rights; our use of open-source software components; our ability to continue receiving accurate data from our partners; cyberattacks and other security breaches; risks related to our single-family rental operations including volatility in the single-family rental market, lease renewal and default rates, HOA regulations, the accuracy of resident-supplied information, leasing fraud, renovation and maintenance costs, and regulations impacting the single- family rental business; our compliance with laws related to consumer protection, consumer finance, lending, fair lending, data protection and privacy, cybersecurity, and investment advisory services, and maintaining required licenses to operate; heightened regulation of the financial services industry; the risks that we are deemed to be an investment company or that we cannot rely on exemptions under various laws to conduct the funding component of our business; our ability to continue accessing the securitization market; our compliance with anti-corruption, anti-bribery, anti-money laundering, economic and trade sanctions and similar laws; the risk that we would be deemed the true lender for loans originated by our partners; the enforceability of assets we acquire from our partners; risks related to ongoing conflicts including between Russia and Ukraine and Israel, the United States, and Iran; risks related to our operations in Israel including regional hostilities and our employees’ required military service; risks related to being a public company including limited management experience and increased costs; covenants in our indebtedness arrangements that could limit our ability to operate our business; changes in tax laws and the outcome of potential tax audits; and other risks that are described in the Company’s Annual Report on Form 10-K filed on March 2, 2026 and our subsequent filings with the U.S. Securities and Exchange Commission. Cautionary Note About Forward-Looking Statements

15 These forward-looking statements reflect the Company’s views with respect to future events as of the date hereof and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. The forward-looking statements are made as of the date hereof, reflect the Company’s current beliefs and are based on information currently available as of the date they are made, and the Company assumes no obligation and does not intend to update these forward-looking statements. Financial Information; Non-GAAP Financial Measures Some of the unaudited financial information and data contained in this shareholder letter, our earnings press release and Form 8-K, such as Fee Revenue Less Production Costs (“FRLPC”), FRLPC as a % of Network Volume, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income (Loss), Core Operating Expenses and Core Operating Expenses as a % of FRLPC, have not been prepared in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). To supplement the unaudited consolidated financial statements prepared and presented in accordance with U.S. GAAP, management uses the non-GAAP financial measures FRLPC, FRLPC as a % of Network Volume, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income (Loss), Core Operating Expenses and Core Operating Expenses as a % of FRLPC to provide investors with additional information about our financial performance and to enhance the overall understanding of the results of operations by highlighting the results from ongoing operations and the underlying profitability of our business. Management believes these non-GAAP measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods. However, non-GAAP financial measures have limitations in their usefulness to investors because they have no standardized meaning prescribed by U.S. GAAP and are not prepared under any comprehensive set of accounting rules or principles. In addition, non-GAAP financial measures may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by other companies. As a result, non-GAAP financial measures should be viewed as supplementing, and not as an alternative or substitute for, our unaudited consolidated financial statements prepared and presented in accordance with U.S. GAAP. To address these limitations, management provides a reconciliation of Adjusted Net Income (Loss) and Adjusted EBITDA to net income (loss) attributable to Pagaya Technology Ltd., a reconciliation of FRLPC to operating income, and a reconciliation of Core Operating Expenses to operating expenses, and calculations of Adjusted EBITDA Margin, FRLPC as a % of network volume and Core Operating Expenses as a % of FRLPC. Management encourages investors and others to review our financial information in its entirety, not to rely on any single financial measure and to view the non-GAAP financial measures in conjunction with the respective related GAAP financial measures. Non-GAAP financial measures include the following items: Fee Revenue Less Production Costs (“FRLPC”) is defined as operating income plus technology, data and product development, sales and marketing, and general and administrative costs, and less interest income and net investment income (loss). FRLPC as a % of Network Volume is defined as FRLPC divided by network volume. Adjusted Net Income (Loss) is defined as net income (loss) attributable to Pagaya Technologies Ltd. excluding share- based compensation expense, change in fair value of contingent liability, change in fair value of warrant liability, impairment, including credit-related charges, restructuring expenses, transaction-related expenses, and non-recurring expenses associated with mergers and acquisitions and other one-time expenses. Adjusted EBITDA is defined as net income (loss) attributable to Pagaya Technologies Ltd. excluding share-based compensation expense, change in fair value of contingent liability, change in fair value of warrant liability, impairment, including credit-related charges, restructuring expenses, transaction-related expenses, non-recurring expenses associated with mergers and acquisitions and other one-time expenses, interest expense, income tax expense (benefit), and depreciation and amortization. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by Total Revenue and Other Income. Core Operating Expenses is defined as operating expenses less share-based compensation, depreciation and amortization, whole loan allowance for losses, transaction- related expenses, restructuring expenses and non-recurring expenses associated with mergers and acquisitions and other one-time expenses. Core Operating Expenses as a % of FRLPC is defined as Core Operating Expenses divided by FRLPC. The foregoing items are excluded from our FRLPC, FRLPC as a % of Network Volume, Adjusted Net Income (Loss), Adjusted EBITDA, Adjusted EBITDA Margin, Core Operating Expenses, and Core Operating Expenses as a % of FRLPC measures because they are noncash in nature, or because the amount and timing of these items is unpredictable, is not driven by core results of operations and renders comparisons with prior periods and competitors less meaningful. We believe these non-GAAP measures provide useful information to investors and others in understanding and evaluating our results of operations, as well as providing

16 useful measures for period-to-period comparisons of our business performance. Moreover, we have included these non-GAAP measures because these are key measurements used by our management internally to make operating decisions, including those related to operating expenses, evaluate performance, and perform strategic planning and annual budgeting. However, these non-GAAP measures are presented for supplemental informational purposes only, should not be considered a substitute for or superior to financial information presented in accordance with U.S. GAAP and may be different from similarly titled non-GAAP financial measures used by other companies. The tables below provide reconciliations of these non-GAAP measures to the most directly comparable U.S. GAAP measures. In addition, Pagaya provides an outlook for the second quarter and full year 2026 on a non-GAAP basis. The Company cannot reconcile its expected Adjusted EBITDA to expected net income (loss) attributable to Pagaya Technologies Ltd. or its expected FRLPC as a % of Network Volume to expected operating income without unreasonable effort because certain items that impact net income (loss) attributable to Pagaya Technologies Ltd., operating income, and other reconciling items are out of the Company’s control and/or cannot be reasonably predicted at this time, which unavailable information could have a significant impact on the Company’s U.S. GAAP financial results.

1 PAGAYA TECHNOLOGIES LTD. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED) (In thousands, except share and per share data) Three Months Ended March 31, 2026 2025 Revenue Revenue from fees $ 298,991 $ 282,704 Other Income Interest income 17,666 7,676 Investment income (loss), net 1,287 (391) Total Revenue and Other Income 317,944 289,989 Production costs 177,561 167,083 Technology, data and product development (1) 15,940 19,444 Sales and marketing (1) 11,132 9,594 General and administrative (1) 33,306 46,183 Total Costs and Operating Expenses 237,939 242,304 Operating Income 80,005 47,685 Gains and (losses) on investments in loans and securities (37,996) (29,024) Other expense, net (15,466) (18,709) Gains from extinguishment of debt 767 — Income (Loss) Before Income Taxes 27,310 (48) Income tax expense (benefit) 3,149 (2,540) Net Income Including Noncontrolling Interests 24,161 2,492 Less: Net loss attributable to noncontrolling interests (533) (5,401) Net Income Attributable to Pagaya Technologies Ltd. $ 24,694 $ 7,893 Earnings per share attributable to Pagaya Technologies Ltd.’s ordinary shareholders: Basic $ 0.29 $ 0.10 Diluted $ 0.28 $ 0.10 Non-GAAP adjusted net income (2) $ 67,496 $ 53,189 Non-GAAP adjusted net income per share: Basic $ 0.82 $ 0.70 Diluted $ 0.73 $ 0.69 Weighted average shares outstanding: Basic 82,717,374 75,765,080 Diluted 96,745,000 77,043,464 (1) The following table sets forth share-based compensation for the periods indicated below: Three Months Ended March 31, 2026 2025 Technology, data and product development $ 1,194 $ 1,097 Sales and marketing 1,531 4,780 General and administrative 4,471 7,295 Total $ 7,196 $ 13,172 (2) See “Reconciliation of Non-GAAP Financial Measures.”

2 PAGAYA TECHNOLOGIES LTD. CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) (In thousands) March 31, December 31, 2026 2025 Assets Cash and cash equivalents $ 317,813 $ 235,329 Restricted cash and cash equivalents 62,218 53,020 Fees receivables 170,688 153,250 Investments in loans and securities at fair value 941,367 945,269 Equity method and other investments 14,805 13,518 Right-of-use assets 28,965 30,578 Property, equipment and software, net 31,413 30,221 Goodwill 22,903 22,903 Intangible assets, net 6,231 7,661 Other assets 52,240 54,165 Total Assets $ 1,648,643 $ 1,545,914 Liabilities and Shareholders’ Equity Liabilities: Accounts payable $ 3,796 $ 3,931 Accrued expenses and other liabilities 63,472 74,635 Operating lease liabilities 32,619 34,212 Income taxes payable and other tax liabilities 23,561 18,687 Warrant liability 561 4,723 Revolving credit facility 114,700 — Secured borrowing 156,275 193,892 Exchangeable notes 149,416 148,782 Long-term debt 474,988 481,598 Total Liabilities 1,019,388 960,460 Redeemable convertible preferred shares 30,103 30,103 Shareholders’ equity: Ordinary shares — — Additional paid-in capital 1,399,545 1,390,990 Accumulated other comprehensive loss (32,276) (48,319) Accumulated deficit (837,960) (862,654) Total Pagaya Technologies Ltd. shareholders’ equity 529,309 480,017 Noncontrolling interests 69,843 75,334 Total shareholders’ equity 599,152 555,351 Total Liabilities, Redeemable Convertible Preferred Shares, and Shareholders’ Equity $ 1,648,643 $ 1,545,914

3 PAGAYA TECHNOLOGIES LTD. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (In thousands) Three Months Ended March 31, 2026 2025 Cash flows from operating activities Net income including noncontrolling interests $ 24,161 $ 2,492 Adjustments to reconcile net income to net cash used in operating activities: Equity method and other investments (income) loss (1,287) 391 Depreciation and amortization 3,862 7,722 Share-based compensation 7,196 13,172 Fair value adjustment to warrant liability (4,162) 1,099 (Gains) and losses on investments in loans and securities 37,995 31,186 Amortization of deferred costs 5,190 2,396 Gains from extinguishment of debt (767) — Write-off of capitalized software and other assets 1,866 — Losses on foreign exchange 176 32 Change in operating assets and liabilities: Fee receivables (17,448) (8,844) Accrued interest on investments (9,263) (6,088) Right-of-use assets 1,613 1,505 Other assets 1,646 1,652 Accounts payable 598 3,016 Accrued expenses and other liabilities (11,263) (11,615) Operating lease liability (1,822) (1,415) Income taxes 4,893 (2,274) Net cash provided by operating activities 43,184 34,427 Cash flows from investing activities Proceeds from the maturity and prepayment of investments in loans and securities 196,329 58,674 Cash and restricted cash acquired from Theorem Technology, Inc. — 159 Purchases of investments in loans and securities (209,069) (81,943) Purchases of property, equipment and software (3,176) (3,776) Net cash used in investing activities (15,916) (26,886) Cash flows from financing activities Proceeds from secured borrowing 49,316 49,162 Proceeds from revolving credit facility 114,700 — Proceeds from exercise of stock options, warrants and contributions to ESPP 802 2,859 Distributions made to noncontrolling interests (6,126) (4,442) Payments made to secured borrowing (87,994) (46,919) Payments made to long-term debt (6,463) (4,439) Net cash provided by (used in) financing activities 64,235 (3,779) Effect of exchange rate changes on cash and cash equivalents, and restricted cash and cash equivalents 179 (646) Net increase in cash and cash equivalents, and restricted cash and cash equivalents 91,682 3,116 Cash and cash equivalents, and restricted cash and cash equivalents, beginning of period 288,349 226,518 Cash and cash equivalents, and restricted cash and cash equivalents, end of period $ 380,031 $ 229,634

4 PAGAYA TECHNOLOGIES LTD. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED) ($ in thousands, unless otherwise noted) Three Months Ended March 31, 2026 2025 Net Income Attributable to Pagaya Technologies Ltd. $ 24,694 $ 7,893 Adjusted to exclude the following: Share-based compensation 7,196 13,172 Fair value adjustment to contingent liability — (3,184) Fair value adjustment to warrant liability (4,162) 1,099 Impairment loss on certain investments, net 36,376 27,803 Write-off of capitalized software and other assets 1,866 1,708 Restructuring expenses — 962 Transaction-related expenses — 14 Non-recurring expenses 1,526 3,722 Adjusted Net Income $ 67,496 $ 53,189 Adjusted to exclude the following: Interest expenses 19,659 21,212 Income tax expense (benefit) 3,149 (2,540) Depreciation and amortization 3,862 7,722 Adjusted EBITDA $ 94,166 $ 79,583 Adjusted EBITDA Margin % 30% 27 % Three Months Ended March 31, 2026 2025 Operating Income $ 80,005 $ 47,685 Add: Technology, data and product development 15,940 19,444 Add: Sales and marketing 11,132 9,594 Add: General and administrative 33,306 46,183 Less: Interest income 17,666 7,676 Less: Investment income (loss), net 1,287 (391) Fee Revenue Less Production Costs (FRLPC) $ 121,430 $ 115,621 Network Volume (in millions) 2,624 2,400 Fee Revenue Less Production Costs % (FRLPC %) 4.6% 4.8 % Three Months Ended March 31, 2026 2025 Operating expenses $ 60,378 $ 75,221 Adjusted to exclude the following: Share-based compensation 7,196 13,172 Depreciation and amortization 3,862 7,722 Whole loan allowance for losses — 5,620 Write-off of capitalized software 109 — Transaction-related expenses — 14 Restructuring expenses — 962 Non-recurring expenses 2,293 3,722 Core operating expenses $ 46,918 $ 44,009 Core operating expenses as a % of FRLPC 39% 38%